Exhibit 10.3
Supplemental Agreement No. 2
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 14th of July, 2008, by and between THE BOEING COMPANY, (Boeing), and Federal Express Corporation (Customer);
W I T N E S S E T H:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (as amended and supplemented), relating to the purchase and sale of certain Boeing Model 777- FREIGHTER aircraft (the Aircraft); and
WHEREAS, Customer desires to reschedule one Aircraft scheduled for delivery in December 2009 to September 2009;
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:
All capitalized terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
1.	In order to reschedule the one Aircraft scheduled for delivery in December 2009 to September 2009, Table 1 to the Purchase Agreement is hereby deleted and replaced with a new Table 1 which is attached hereto.
2.	As a result of rescheduling the December 2009 Aircraft to September 2009 an advance payment in the amount of $12,531,300.00 is due at the signing of this Supplemental Agreement.

Supplemental Agreement 2 to Purchase Agreement No. 3157	page 2
3.	In order to accommodate Customer’s request that the six (6) month payment for the December 2009 Aircraft on June 1, 2009, not change, notwithstanding the fact the delivery has accelerated to September 2009, the Parties agree to the following;
A)	The six (6) month prior to delivery payment for the September 2009 Aircraft will be due on June 1, 2009, instead of the standard date of March 2, 2009.

B)	The nine (9) month prior to delivery payment for one of the June 2010 Aircraft will be due on June 1, 2009 instead of the standard date of September 1, 2009.
EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ R.C. Nelson	By:	/s/ Phillip C. Blum
	Its: Attorney-In-Fact		Its: Vice President — Aircraft Acquisitions/SAO

Table 1 to
Purchase Agreement No. 3157
Aircraft Delivery, Description, Price and Advance Payments
purchase of 15 firm + 15 options

Airframe Model/MTOW:	777-Freighter	766000 pounds
Engine Model/Thrust:	GE90-110B1L	110000 pounds
Airframe Price:		$231,629,000
Optional Features:		$3,235,800

Sub-Total of Airframe and Features:		$234,864,800
Engine Price (Per Aircraft):		$0
Aircraft Basic Price (Excluding BFE/SPE):		$234,864,800

Buyer Furnished Equipment (BFE) Estimate:		$1,950,000
Seller Purchased Equipment (SPE) Estimate:		$0

Refundable Deposit/Aircraft at Proposal Accept:		$230,000

Detail Specification:	D019W007-NEW (7/24/2006)
Airframe Price Base Year/Escalation Formula:	Jul-06	ECI-MFG/CPI
Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:
Base Year Index (ECI):	180.3
Base Year Index (CPI):	195.4

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	35%
Jul-2009	1	1.0845	$254,711,000	$2,317,110	$10,188,440	$12,735,550	$89,148,850
Sep-2009	1	1.0896	$255,909,000	$2,329,090	$10,236,360	$12,795,450	$89,568,150
Oct-2009	1	1.0918	$256,425,000	$2,334,250	$10,257,000	$12,821,250	$89,748,750
Nov-2009	1	1.0939	$256,919,000	$2,339,190	$10,276,760	$12,845,950	$89,921,650
Jun-2010	2	1.1136	$261,545,000	$2,385,450	$10,461,800	$13,077,250	$91,540,750
Jul-2010	1	1.1158	$262,062,000	$2,390,620	$10,482,480	$13,103,100	$91,721,700
Aug-2010	1	1.1189	$262,790,000	$2,397,900	$10,511,600	$13,139,500	$91,976,500
Sep-2010	1	1.121	$263,283,000	$2,402,830	$10,531,320	$13,164,150	$92,149,050
Oct-2010	1	1.1231	$263,777,000	$2,407,770	$10,551,080	$13,188,850	$92,321,950
Nov-2010	1	1.125	$264,223,000	$2,412,230	$10,568,920	$13,211,150	$92,478,050
Dec-2010	1	1.1281	$264,951,000	$2,419,510	$10,598,040	$13,247,550	$92,732,850
Jan-2011	1	1.1314	$265,726,000	$2,427,260	$10,629,040	$13,286,300	$93,004,100
Feb-2011	1	1.1348	$266,525,000	$2,435,250	$10,661,000	$13,326,250	$93,283,750
Jun-2011	1	1.1456	$269,061,000	$2,460,610	$10,762,440	$13,453,050	$94,171,350

Supplemental Agreement #2 Page 1

Attachment to
Letter 6-1162-RCN-1789
Option Aircraft Delivery, Description, Price and Advance Payments
purchase of 15 firm + 15 options

Airframe Model/MTOW:	777-Freighter	766000 pounds
Engine Model/Thrust:	GE90-110B1L	110000 pounds
Airframe Price:		$231,629,000
Optional Features:		$3,235,800

Sub-Total of Airframe and Features:		$234,864,800
Engine Price (Per Aircraft):		$0
Aircraft Basic Price (Excluding BFE/SPE):		$234,864,800

Buyer Furnished Equipment (BFE) Estimate:		$1,950,000
Seller Purchased Equipment (SPE) Estimate:		$0

Non-Refundable Deposit/Aircraft at Def Agreement:		$1,925,000

Detail Specification:	D019W007-NEW (7/24/2006)
Airframe Price Base Year/Escalation Formula:	Jul-06	ECI-MFG/CPI
Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:
Base Year Index (ECI):	180.3
Base Year Index (CPI):	195.4

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	35%
Aug-2011	2	1.1509	$270,306,000	$778,060	$10,812,240	$13,515,300	$94,607,100
Nov-2011	2	1.1578	$271,926,000	$794,260	$10,877,040	$13,596,300	$95,174,100
Feb-2012	1	1.168	$274,322,000	$818,220	$10,972,880	$13,716,100	$96,012,700
May-2012	1	1.1766	$276,342,000	$838,420	$11,053,680	$13,817,100	$96,719,700
Aug-2012	1	1.1847	$278,244,000	$857,440	$11,129,760	$13,912,200	$97,385,400
Nov-2012	2	1.1914	$279,818,000	$873,180	$11,192,720	$13,990,900	$97,936,300
Feb-2013	1	1.2034	$282,636,000	$901,360	$11,305,440	$14,131,800	$98,922,600
May-2013	1	1.2117	$284,586,000	$920,860	$11,383,440	$14,229,300	$99,605,100
Aug-2013	2	1.2197	$286,465,000	$939,650	$11,458,600	$14,323,250	$100,262,750
Nov-2013	1	1.2268	$288,132,000	$956,320	$11,525,280	$14,406,600	$100,846,200
Feb-2014	1	1.238	$290,763,000	$982,630	$11,630,520	$14,538,150	$101,767,050

Supplemental Agreement #1 Page 2